Income Taxes - Provision for income taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2015	Sep. 30, 2014	Sep. 30, 2013
Income Tax Disclosure [Abstract]
Federal, current	$ 1,803	$ 2,820	$ 1,842
State, current	524	1,083	392
Current income tax expense	2,327	3,903	2,234
Deferred	1,568	(342)	3,274
Provision for income taxes	3,895	3,561	5,508
Federal, computed at statutory rate	3,396	3,020	4,863
State income taxes (net of Federal income tax benefit)	504	520	622
Other, net	$ (5)	$ 21	$ 23